Investor Presentation 4Q 2014 Exhibit 99.2

Forward Looking Statements
Forward-Looking Statements
Statements contained in this presentation that relate to future, not past, events are forward-looking statements under the Private Securities Litigation
Reform Act of 1995. Forward-looking statements are based on current expectations of future events and often can be identified by words such as
“expect,” “anticipate,” “project,” “intend,” “will,” “may,” “believe,” “could,” “continue,” “estimate,” “outlook,” “plan,” “guidance,” “tomorrow”, “desired state,” other words of similar meaning or the use of future dates. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause Tornier’s actual results to be materially different than those expressed in or implied by Tornier’s forward-
looking statements. For Tornier, such uncertainties and risks include, among others, risks relating to Tornier’s proposed merger with Wright
Medical Group, Inc., including the timing of the transaction; uncertainties as to whether Tornier shareholders and Wright shareholders will approve the transaction; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, or the terms of such approval; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that shareholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability; other business effects, including the effects of industry, economic or political conditions outside of Wright’s or Tornier’s control; the failure to realize synergies and cost-savings from the transaction or delay in realization thereof; the businesses of Wright and Tornier may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; operating costs and business disruption following completion of the transaction, including adverse effects on employee retention and on Wright’s and Tornier’s respective business relationships with third parties; transaction costs; actual or contingent liabilities; the adequacy of the combined company’s capital resource; and other risks and uncertainties, including Tornier’s future operating results and financial performance; the success of and possible disruption from Tornier’s recently completed transition to dedicated upper and lower extremities sales forces; fluctuations in foreign currency exchange rates; the effect of global economic conditions; the timing of regulatory approvals and introduction of new products; physician acceptance, endorsement, and use of new products; and the effect of regulatory actions, changes in and adoption of reimbursement rates, product recalls and competitor activities. More detailed information on these and other factors that could affect Tornier’s actual results are described in Tornier’s filings with the U.S. Securities and Exchange
Commission, including its most recent annual report on Form 10-K, subsequent quarterly reports on Form 10-Q and registration statement on Form S-4 filed in connection with its proposed merger with Wright. Tornier undertakes no obligation to update its forward-looking statements.

Non-GAAP Financial Measures
Non-GAAP Financial Measures
Tornier uses certain non-GAAP financial measures in this presentation, such as adjusted EBITDA, adjusted gross margin and constant currency. Tornier uses non-GAAP financial measures as supplemental measures of performance and believes these measures provide useful information to investors in evaluating Tornier’s operations, period over period. However, non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation or as a substitute for Tornier’s financial results prepared in accordance with GAAP. In addition, investors should note that any non-
GAAP financial measure Tornier uses may not be the same non-GAAP financial measure, and may not be calculated in the same manner, as that of other companies. A reconciliation of the non-GAAP financial measures used in the presentation to the most directly comparable GAAP financial measures can be found on Tornier’s website www.tornier.com under the “Non-GAAP Measure Reconciliation Tables” section of the “Investor Relations”
page.
Important Additional Information and Where to Find It
In connection with the proposed merger, Tornier has filed with the U.S. Securities and Exchange Commission (SEC) a registration statement on Form S-4 that includes a preliminary joint proxy statement of Wright and Tornier that also constitutes a preliminary prospectus of Tornier. The registration statement is not complete and will be amended. Once finalized, Wright and Tornier will make the final joint proxy statement/prospectus available to their respective shareholders. Investors are urged to read the final joint proxy statement/prospectus when it becomes available, because it will contain important information. The registration statement, definitive joint proxy statement/prospectus and other documents filed by Tornier and
Wright with the SEC will be available free of charge at the SEC’s website
(www.sec.gov)
and from Tornier and Wright. Requests for copies of the joint proxy statement/prospectus and other documents filed by Wright with the SEC may be made by contacting Julie D. Tracy, Senior Vice President and Chief
Communications Officer by phone at (901) 290-5817 or by email at
julie.tracy@wmt.com,
and request for copies of the joint proxy statement/prospectus and other documents filed by Tornier may be made by contacting Shawn McCormick, Chief Financial Officer by phone at (952) 426-7646 or by email at
shawn.mccormick@tornier.com.
Wright, Tornier, their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from
Wright’s and Tornier’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Wright and their ownership of Wright stock is set forth in Wright’s annual report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the
SEC on February 27, 2014 and its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 31, 2014.
Information regarding Tornier’s directors and executive officers is contained in Tornier’s annual report on Form 10-K for the fiscal year ended December
29, 2013, which was filed with the SEC on February 21, 2014, and its proxy statement for its 2014 annual general meeting of shareholders, which was filed with the SEC on May 16, 2014. These documents can be obtained free of charge from the sources indicated above. Certain directors, executive officers and employees of Wright and Tornier may have direct or indirect interest in the transaction due to securities holdings, vesting of equity awards and rights to severance payments. Additional information regarding the participants in the solicitation of Wright and Tornier shareholders will be included in the joint proxy statement/prospectus.

Tornier is… A global medical device company, focused on providing superior surgical solutions treating orthopaedic extremities injuries & disorders.

FASTEST GROWING ORTHOPAEDIC MARKETS

LOWER EXTREMITIES
UPPER EXTREMITIES

7 – 9% CAGR ('14 – '19)

$7.0B MARKET OPPORTUNITY

ROBUST MARKET DRIVERS ENABLE SUSTAINED GROWTH

INNOVATIVE & COMPREHENSIVE PRODUCT PORTFOLIO

UPPER EXTREMITIES

BEST IN CLASS SOLUTIONS
ORTHOPAEDIC CONTINUUM OF CARE
EARLY INTERVENTION
STANDARD TREATMENT
LATE STAGE REVISION

LOWER EXTREMITIES

LEADING WITH SCIENCE & EDUCATION

DEDICATED, ALIGNED & DIFFERENTIATED REPS

REP TO CUSTOMER ALIGNMENT

UPPER EXTREMITIES REPS
LOWER EXTREMITIES REPS

SALES TRAINING & CERTIFICATION PROCESS

PRODUCTS
ANATOMY & PATHOLOGY
SURGICAL PROCEDURES
SELLING SKILLS

DEVELOPING A COMPETITIVELY SUPERIOR SALES CHANNEL

DELIVERING FINANCIAL PERFORMANCE

ABOVE MARKET REVENUE GROWTH

2014
2019

MARGIN EXPANSION

2014
2019

INCREASED SALES PRODUCTIVITY

2014
2019

COMBINING REVENUE GROWTH WITH EFFICIENCY IMPROVEMENTS

TORNIER

Tornier is Well-Positioned for Long-Term Growth & Margin Expansion Based upon management estimates RESULTS DRIVEN TEAM

FASTEST GROWING ORTHOPAEDIC MARKETS

LOWER EXTREMITIES
UPPER EXTREMITIES
7 – 9% CAGR ('14 – '19)

$7.0B MARKET OPPORTUNITY

ROBUST MARKET DRIVERS ENABLE SUSTAINED GROWTH

INNOVATIVE & COMPREHENSIVE PRODUCT PORTFOLIO

UPPER EXTREMITIES
BEST IN CLASS SOLUTIONS
ORTHOPAEDIC CONTINUUM OF CARE
EARLY INTERVENTION
STANDARD TREATMENT
LATE STAGE REVISION
LOWER EXTREMITIES

LEADING WITH SCIENCE & EDUCATION

DEDICATED, ALIGNED & DIFFERENTIATED REPS

REP TO CUSTOMER ALIGNMENT

UPPER EXTREMITIES REPS
LOWER EXTREMITIES REPS

SALES TRAINING & CERTIFICATION PROCESS

DEVELOPING A COMPETITIVELY SUPERIOR SALES CHANNEL

DELIVERING FINANCIAL PERFORMANCE

ABOVE MARKET REVENUE GROWTH

2014
2019

MARGIN EXPANSION

2014
2019

INCREASED SALES PRODUCTIVITY

2014
2019

COMBINING REVENUE GROWTH WITH EFFICIENCY IMPROVEMENTS

TORNIER

Tornier is Well-Positioned for Long-Term Growth & Margin Expansion Based upon management estimates RESULTS DRIVEN TEAM

7-9%
CAGR
$2.7B
$3.9B
2014
2019

8-10%
CAGR
$1.7B
$3.1B
2014
2019

*Extremities Markets represent a **$7.0B** opportunity, with an estimated **7-9% CAGR***

TORNIER

LOWER
EXTREMITIES
Tornier is Well-balanced across Upper and Lower Extremities
UPPER
EXTREMITIES
Leveraging dedicated sales reps and a broad & innovative portfolio,
Tornier plans to drive above market growth in both upper and lower extremities

Extremities Market Growth driven by Demographics,
Clinical Practice Patterns, and Design Enhancement
• Unmet need for Early-intervention
• Revision of existing Shoulders & Ankles
• Less-invasive and Revise-able Devices
• Aging population – Aging Workforce
• Awareness to treatment options
• “Quality of life” expectations
Demographics
Volume Expansion
Practice Patterns
Mix Shift
• Shift from Anatomic to Reversed Shoulder
• Shift from Ankle Fusion to Arthroplasty
• Increased Implant use in F&A Surgeries
Designs
Market Expansion
Simpliciti Ultra Short Stem – Total Shoulder Platform

INTL
US

7 – 9%
Revision
Ultra Short Stem
Fracture
Partial
Reversed
Total Shoulder
2014
2015
2016
2017
2018
2019

TORNIER

Global Upper Extremity Market driven by US Shoulder Volumes and
Surgeon Practice Patterns
US will remain > 70% of Global Market Size through ’19
• Additional Reversed Shoulder Arthroplasty adoption
• Increased volumes through General Orthopaedic surgeons
• Market expansion to early intervention and later-stage revision
INT’L Markets growing at 7 – 8% CAGR through ‘19
• Geographic expansion into emerging markets
• New technology introduction into more mature markets
Global Shoulder Arthroplasty Market
Geographic Split
Global Shoulder Arthroplasty Market
By Segment
Ultra Short Stem Segment expected to grow > 20% CAGR
• More reproducible / revision-friendly solution for younger pts.
• Increased glenoid access to perform a total shoulder
• Next generations focused on avoiding glenoid replacement
Continued uptake of reversed shoulder with 12 – 14% CAGR
• Proven treatment options for Torn Rotator Cuffs and severe OA
• Increased surgeon users - US Orthopaedic generalist training
• Increased access (regulatory) to product in key OUS geographies

8 – 10%
Hammertoe
Other Fusion
Mid Foot Fusion
Hind Foot Fusion
Ankle Fx / Trauma
1st Ray
Bunion
Ankle Arthritis
2014
2015
2016
2017
2018
2019

TORNIER

Global Lower Extremity Market Driven by US Foot & Ankle Volumes,
Indication Specific Designs and Shifts in Practice
Global Foot & Ankle Market
By Segment
Ankle Arthritis market expected to double within 4 – 5 yrs.
• Shift in practice to TAA with ASP’s at 4x Fusion
• Clinical data and Ease of Use driving increase adoption
Core Foot & Ankle Fusion Markets remain healthy
• Steady volume increase expected in Hind/Mid-foot fusions
• Increased indication specific solutions drive increased ASPs
• “Add-on” Biologics for fusions cases will increase market size
Hammertoe Correction Markets growing 12 – 14% CAGR
• Steady volume increase expected
• New Materials and designs driving higher ASPs
US represents ~80% of Global Foot and Ankle Market
• Increasing case volumes for Orthopaedic Surgeon & Surgical
Podiatrist
• Mix shift benefit from Ankle Fusion to Ankle Arthroplasty
• Availability of “on-indication” biologics for better fusion outcomes
INT’L Foot & Ankle Markets still early in growth curve
• Geographic expansion into emerging markets
• Mix shift from Ankle Fusion to Arthroplasty in more mature markets
Global Foot & Ankle Market
Geographic Split
US
INTL

FASTEST GROWING ORTHOPAEDIC MARKETS

LOWER EXTREMITIES
UPPER EXTREMITIES
7 – 9% CAGR
('14 – '19)

$7.0B MARKET OPPORTUNITY

ROBUST MARKET DRIVERS ENABLE SUSTAINED GROWTH

INNOVATIVE & COMPREHENSIVE PRODUCT PORTFOLIO

UPPER EXTREMITIES

BEST IN CLASS SOLUTIONS

ORTHOPAEDIC CONTINUUM OF CARE

EARLY INTERVENTION | STANDARD TREATMENT | LATE STAGE REVISION

LOWER EXTREMITIES

LEADING WITH SCIENCE & EDUCATION

DEDICATED, ALIGNED & DIFFERENTIATED REPS

REP TO CUSTOMER ALIGNMENT

UPPER EXTREMITIES REPS
LOWER EXTREMITIES REPS

SALES TRAINING & CERTIFICATION PROCESS

PRODUCTS
ANATOMY & PATHOLOGY
SURGICAL PROCEDURES

DEVELOPING A COMPETITIVELY SUPERIOR SALES CHANNEL

DELIVERING FINANCIAL PERFORMANCE

ABOVE MARKET REVENUE GROWTH

2014
2019

MARGIN EXPANSION

2014
2019

INCREASED SALES PRODUCTIVITY

2014
2019

COMBINING REVENUE GROWTH WITH EFFICIENCY IMPROVEMENTS

TORNIER

Tornier is Well-Positioned for Long-Term Growth & Margin Expansion Based upon management estimates RESULTS DRIVEN TEAM

35
3
4
13
10
35

100 Distinct Extremities Products

TORNIER

Tornier’s Comprehensive Portfolio Provides
Full-line Support to the Extremity Surgeon
PROCEDURES
Number of
Extremities
Products:
JOINT
REPLACEMENTS
BONE
REPAIR
BIOLOGICS
SOFT TISSUE
REPAIR
UPPER
Shoulder,
Elbow, Hand &
Wrist
LOWER
Foot & Ankle

Ascend Flex Platform –
TSA / RSA
-
Flex Convertible Stem
- PerFORM Glenoid
- Reversed Threaded Post Baseplate
Phantom Fiber –
Soft Tissue Fixation
Salto Talaris v2.1 –
Ankle Arthroplasty
Tornier’s Current Portfolio has Products to Drive Growth and
Innovative Designs to Fuel Market Expansion
Best-in-Class Products
Current Examples in Portfolio
Addressing Unmet Needs
Products in Development Pipeline
Simpliciti Shoulder
Ultra Short Stem Total Shoulder Arthroplasty
Pyrolytic Carbon Aequalis Humeral Head
Improved Articulating Surface
Salto Talaris XT
Total Ankle Arthroplasty Revision System
• Improve Clinical Outcomes
• Improve Ease-of-use / Repeatability for
Extremities Procedures
• Offer Value-differentiated Products
Portfolio Development
Strategic Levers
I. Drive Growth:
II. Expand Extremities Markets:
• Provide Early Intervention Solutions
• Create Improved Revision Solutions
• Fill Product Gaps associated with geographic
specific requirements

Tornier anticipates a Mid-2015 US Launch of Simpliciti,
Ultra Short Stem Total Shoulder
Ultra Short Stem Estimated Market Opportunity: $200m - $250m
• TSA penetration of Ultra Short Stem expected to reach 25% by 2019
• Ultra Short Stem will enable shift from Hemi-Shoulder to TSA
• Ultra Short Stem offers TSA outcomes with less-invasive procedures
Tornier is 18 mos. ahead of Competitive US Market Entries
• 510k submission with IDE study data early 1Q 2015
• Expected US Launch 2H15
• 2 Competitive IDEs in-progress, tracking toward 2017 FDA approvals
US Total Shoulder Arthroplasty Market
Conversion Candidates for Simpliciti
Total Shoulder Arthroplasty (TSA)
Hemi-Shoulder Arthroplasty
Resurfacing
More than 2700 cases performed OUS with excellent clinical feedback
Simpliciti Market Position
• 1
st
truly bone sparing system in US – opens new market category
• Provides Clinical Benefits – simplifying surgery & reducing variables
• Designed for simple revision / removal
• Expands patient pool surgeons willing to treat
Simpliciti Device provides economic benefits
• Reduced inventory required for case (40% less than standard TSA)
• Hospital enjoys cost benefits of less blood loss and shorter OR time
• Capital reduction – Instruments approx. 50% of standard TSA sets
Simpliciti Ultra Short Stem TSA
Platform

FASTEST GROWING ORTHOPAEDIC MARKETS

LOWER EXTREMITIES
UPPER EXTREMITIES
7 – 9%
CAGR
('14 – '19)

$7.0B MARKET OPPORTUNITY

ROBUST MARKET DRIVERS ENABLE SUSTAINED GROWTH

INNOVATIVE & COMPREHENSIVE PRODUCT PORTFOLIO

UPPER EXTREMITIES

BEST IN CLASS SOLUTIONS
ORTHOPAEDIC CONTINUUM OF CARE
EARLY INTERVENTION
STANDARD TREATMENT
LATE STAGE REVISION

LOWER EXTREMITIES

LEADING WITH SCIENCE & EDUCATION

DEDICATED, ALIGNED & DIFFERENTIATED REPS

REP TO CUSTOMER ALIGNMENT

UPPER EXTREMITIES REPS
LOWER EXTREMITIES REPS

SALES TRAINING & CERTIFICATION PROCESS

PRODUCTS
ANATOMY & PATHOLOGY
SURGICAL PROCEDURES
SELLING SKILLS

DEVELOPING A COMPETITIVELY SUPERIOR SALES CHANNEL

DELIVERING FINANCIAL PERFORMANCE

ABOVE MARKET REVENUE GROWTH

2014
2019

MARGIN EXPANSION

2014
2019

INCREASED SALES PRODUCTIVITY

2014
2019

COMBINING REVENUE GROWTH WITH EFFICIENCY IMPROVEMENTS

TORNIER

Tornier is Well-Positioned for Long-Term Growth & Margin Expansion Based upon management estimates RESULTS DRIVEN TEAM

Tornier Distributor
Tornier Direct Territories

US Sales Network

- 18 Legacy Tornier distributors selling both UE & LE
- 3 Direct Tornier territories
- OrthoHelix LE Distributor Sales Model – 50 Agencies

Upper Extremity

Distributor
Direct

Lower Extremity

Distributor
Direct

Transitions

US Sales Network

- > 85% Represented by dedicated UE / LE sales reps
- >170 U.S. direct sales reps with ~350 total reps
- Direct Territories represent over 50% of US Revenue

TORNIER

TODAY EXITING 2014
The US Sales Channel has been Restructured with
a Significant Portion now Direct Sales Territories
EXITING 2012
2014 US Revenue: ~ $200 Million
2014 US Growth Rate: 10%
US Revenues represent ~ 58% of Total Revenue

While Work Remains, Tornier is Focused on
Transforming to a Competitively Superior Sales Force
Timing
2012
Desired State
Agreements
& Alignment
Rep Training
& Education
Performance  &
Productivity
Distributor
Negotiation
US Sales Channel Transformation
Territory
Staffing
Sales Mgmt. &
Training Org.
Uncertainty, Limited
Accountability
Uncertainty, Limited
Accountability
Strong, Reliable & Above
Market Performance

Tornier has a Strong International Footprint with
Direct Sales in most of the Major Geographies
Primarily direct sales
Primarily distributor
Mixed  Model
Country Office
2014 OUS Revenue: ~145 Million
2014 OUS Growth Rate: ~13%
OUS Revenue represents ~ 42% of Total Revenue

Our International Commercial Team plans to Leverage
Three Drivers to Sustain Above-market Extremities Growth
Selectively Invest in Emerging Markets
• Establish Emerging Market Presence with Select Investments – Set-up a Brazil Office
• Evaluate Expansion Plans in other Emerging Geographies – Evaluating India Options
3
Introduce New Technologies in key geographies
2
• Launch New Platform Products Globally – Deploy additional Ascend Flex & Salto-Talaris sets
• Bring Technologies to Underpenetrated Markets – Continue Japanese Rev. Shoulder Introduction
• Broaden Product Offering in Existing Markets – Expand PyC Humeral Head in EU & Australia
Increased Penetration in existing geographies
• Strengthen and further focus our OUS Sales Force - Adding Direct Reps in Key Markets
• Invest in Strategic Development Activities – European Foot & Ankle Markets
1

FASTEST GROWING ORTHOPAEDIC MARKETS

LOWER EXTREMITIES
UPPER EXTREMITIES
7 – 9% CAGR
('14 – '19)

$7.0B MARKET OPPORTUNITY

ROBUST MARKET DRIVERS ENABLE SUSTAINED GROWTH

INNOVATIVE & COMPREHENSIVE PRODUCT PORTFOLIO

UPPER EXTREMITIES

BEST IN CLASS SOLUTIONS
ORTHOPAEDIC CONTINUUM OF CARE
EARLY INTERVENTION
STANDARD TREATMENT
LATE STAGE REVISION

LOWER EXTREMITIES

LEADING WITH SCIENCE & EDUCATION

DEDICATED, ALIGNED & DIFFERENTIATED REPS

REP TO CUSTOMER ALIGNMENT

UPPER EXTREMITIES REPS
LOWER EXTREMITIES REPS

SALES TRAINING & CERTIFICATION PROCESS

PRODUCTS
ANATOMY & PATHOLOGY
SURGICAL PROCEDURES
SELLING SKILLS

DEVELOPING A COMPETITIVELY SUPERIOR SALES CHANNEL

DELIVERING FINANCIAL PERFORMANCE

ABOVE MARKET REVENUE GROWTH

2014
2019

MARGIN EXPANSION

2014
2019

INCREASED SALES PRODUCTIVITY

2014
2019

COMBINING REVENUE GROWTH WITH EFFICIENCY IMPROVEMENTS

TORNIER

Tornier is Well-Positioned for Long-Term Growth & Margin Expansion Based upon management estimates RESULTS DRIVEN TEAM

Gradual Step-up
2012
2013
2014
2015
2016
2017
2018
2019

→

Cadence of Improvement
20% Threshold
2012
2013
2014
2015
2016
2017
2018
2019

TORNIER

Tornier plans to Expand Gross Margin and
Leverage Expenses to Deliver >20% EBITDA by FY19
Gross Margin History & Expansion Plans Improvement Levers
EBITDA History & Improvement Plans Improvement Drivers (in addition to GM expansion)
• Manufacturing Efficiencies
• Product Process Improvements
• Insourcing / Vendor Cost Reductions
- Overhead reductions
- Leverage higher production volumes
- Innovative manufacturing processes
- Scrap reductions and lower cost materials
- Equipment / Inspection Automation
- Insourcing F&A Plates & Screws
- Increased vendor leverage Higher Volumes
• Leverage G&A Expenses
• Sales Force Productivity Improvements
• Leverage Commercial Infrastructure Investments
- Training Effectiveness and Sales Channel Maturity
- Increased revenue per procedure on covered cases
- Fixed Expenses for Sales Training & Education
- Fixed Expenses for National Accounts and Pricing
- Fixed Expenses for Sales Management
- Fixed Expenses – Public Company costs & Sr. Management
- ERP System enables greater process efficiency/improvement

U.S. Sales Force
180
170
Direct reps
Agent reps
U.S. Direct Rep Dedication
2014 Q4
~85% Dedicated
2014 Goal
85% Dedicated
Dedicated
Combined UE/LE
U.S. Sales Rep Training
2014 YTD Q4
> 200 Reps Trained
Goal
200

TORNIER

FY14 Financial Update
(1)
Revenue
(2)
:
4Q: ~$96 million,
14.6% growth
FY: ~$345 million,
11.3% growth
Extremities revenue
(2)
:
4Q: ~$79 million,
16.0% growth
FY: ~$288 million,
11.7% growth
Full Year 2014 Financial and Key Metrics Update
(1) Preliminary and unaudited
(2) Constant currency, which is a non-GAAP financial measure
Key Metrics
(1)

Wright and Tornier Agree to Merge Creating Premier
High-Growth Extremities-Biologics Company
Combination Offers Comprehensive Upper & Lower Extremity Product Portfolio with Broad Global Reach
Further Accelerates Growth Opportunities in Three of the Fastest Growing Areas in Orthopaedics
Adds Significant Scale and Scope to Provide Accelerated Path to Profitability and Stronger Financial Profile
Wright Receives Approvable Letter from FDA for Augment® Bone Graft
+
Wright Medical  and Tornier agree to merge…
Announced October 27, 2014

FASTEST GROWING ORTHOPAEDIC MARKETS

LOWER EXTREMITIES
UPPER EXTREMITIES
7 – 9% CAGR ('14 – '19)

$7.0B MARKET OPPORTUNITY

ROBUST MARKET DRIVERS ENABLE SUSTAINED GROWTH

INNOVATIVE & COMPREHENSIVE PRODUCT PORTFOLIO

UPPER EXTREMITIES

BEST IN CLASS SOLUTIONS
ORTHOPAEDIC CONTINUUM OF CARE
EARLY INTERVENTION
STANDARD TREATMENT
LATE STAGE REVISION

LOWER EXTREMITIES

LEADING WITH SCIENCE & EDUCATION

DEDICATED, ALIGNED & DIFFERENTIATED REPS

REP TO CUSTOMER ALIGNMENT

UPPER EXTREMITIES REPS
LOWER EXTREMITIES REPS

SALES TRAINING & CERTIFICATION PROCESS

PRODUCTS
ANATOMY & PATHOLOGY
SURGICAL PROCEDURES
SELLING SKILLS

DEVELOPING A COMPETITIVELY SUPERIOR SALES CHANNEL

DELIVERING FINANCIAL PERFORMANCE

ABOVE MARKET REVENUE GROWTH

2014
2019

MARGIN EXPANSION

2014
2019

INCREASED SALES PRODUCTIVITY

2014
2019

LEVERAGING INFRASTRUCTURE TO DRIVE PRODUCTUVITY

TORNIER

Tornier is Well-Positioned for Long-Term Growth & Margin Expansion Based upon management estimates RESULTS DRIVEN TEAM

Thank You